UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520, Miami, Florida	33136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 909-0840

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 26, 2026, Longeveron Inc. (the “Company”) a clinical-stage biotechnology company developing cellular therapies for life-threatening, rare pediatric and chronic aging-related conditions, issued a press release announcing updated results from ELPIS II, its Phase 2b clinical trial evaluating the Company’s investigational stem cell therapy, laromestrocel, as an adjunct to Stage 2 palliative surgery in 40 infants with hypoplastic left heart syndrome (“HLHS”). The updated results follow planned additional analysis conducted by the Company and the National Institutes of Health (NIH) funded trial investigators.

As previously disclosed, the ELPIS II trial did not meet the primary efficacy endpoint of change from baseline in right ventricular ejection fraction (RVEF) at Month 12. However, based on the secondary endpoints, laromestrocel was associated with fewer adjudicated clinical and safety events than the standard of care arm. Additional review of the pre-specified secondary endpoint major adverse cardiac events (MACE) showed statistical significance with eight events in the standard of care (SOC) arm versus one in the laromestrocel treatment arm (P=0.043).

The Company believes the favorable pre-specified secondary endpoint findings suggest that laromestrocel has the potential to meaningfully improve clinical outcomes of children with HLHS undergoing Stage II surgical palliation. The Company intends to request a meeting with the U.S. Food and Drug Administration (FDA) to review the results to determine potential next steps for the Company’s HLHS development program.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information included pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed an admission as to the materiality of any information contained herein or therein.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements to differ materially from those anticipated, expressed, or implied by the statements made herein. The forward-looking statements in this Current Report on Form 8-K are made on the basis of the views and assumptions of management regarding future events and business performance as of the date this Current Report on Form 8-K is filed with the Securities and Exchange Commission (“SEC”). We have based these forward-looking statements largely on our current expectations and projections about our business, the industry in which we operate and financial trends that we believe may affect our business, financial condition, results of operations and prospects, and these forward-looking statements are not guarantees of future performance or development. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual events, results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith.

These forward-looking statements are made as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions described in greater detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 17, 2026, its Quarterly Reports on Form 10-Q, and other filings with the SEC. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. These statements are inherently uncertain, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future, events or otherwise occurring after the date this Current Report on Form 8-K is filed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Longeveron Inc., dated October 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: October 26, 2026	/s/ Stephen Willard
	Name:	Stephen Willard
	Title:	Chief Executive Officer

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